Earning Per Share	12 Months Ended
Mar. 31, 2026
Earning Per Share [Abstract]
EARNING PER SHARE

16. EARNING PER SHARE

The holders of the Company’s Class A and Class B common stock (together, “common stock”) have identical liquidation and dividend rights but different voting rights. Accordingly, the Company present the earnings per share (EPS) for Class A and Class B common stock together. The following table shows the computation of basic and diluted earnings per share:

	For the years ended March 31,
	2024	2025	2026
	USD	USD	USD
Net income attributable to common stockholders	783,660	2,593,248	2,765,465

Weighted average basic and diluted shares	3,024,932	3,255,822	3,667,169

Basic and diluted earnings per share	0.26	0.80	0.75